UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2003

SOLA International Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-13606 (Commission File Number)	94-3189941 (I.R.S. Employer Identification No.)

10590 West Ocean Air Drive, Suite 300
San Diego, CA 92130
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 509-9899

None

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release issued August 6, 2003

Item 12. Results of Operations and Financial Condition

          On August 6, 2003, the registrant released earnings for the first quarter fiscal 2004.

          The earnings release contains a non-GAAP measure which is a financial measure of the Company’s performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within its earnings release to the most directly comparable GAAP measure for this non-GAAP measure.

          The Company issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLA International Inc.

Date: August 6, 2003	By:	/s/ Jeremy C. Bishop Jeremy C. Bishop President and Chief Executive Officer

S-1

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued August 6, 2003